CONVERSIONLABS

Advancing a new **paradigm** in health and wellness with **technology**

Q4 2019 Investor Presentation

Safe Harbor

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements.

These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, successful completion of the Company's proposed restructuring, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. This presentation does not constitute an offer or a solicitation to sell securities.

There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

At Conversion Labs, we take a modern approach to wellness and healthcare.

We apply our direct response marketing expertise to healthcare to provide a convenient, cost-effective and smarter way for consumers to access high quality OTC products and prescription medications.



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Conversion Labs – An emerging leader in technology-driven healthcare and telemedicine

CVLB
publicly traded on OTCQB

$16 million+
revenue run-rate and growing

1 billion+
ad impressions served in 2 years

50 states
licensed for online Rx (consults in 48)

#189
Deloitte's 2019 Fast 500 List

Strong revenue growth & financial performance

Highlights

102%
YOY Revenue Growth (Net)

93%
Revenue CAGR (2015-2019E)

$16m
Run-Rate & Growing

150,000+
Customers

Scalable business model with conservative overhead

Consistent Revenue Growth



$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Inception of Conversion Labs
2014
2015
2016
2017
2018
2019 (est)

Proven direct-response marketing ability

Consistent top-line revenue growth since launch of core brands

OTC Products


$3,500,000.00
$3,000,000.00
$2,500,000.00
$2,000,000.00
$1,500,000.00
$1,000,000.00
$500,000.00
$-
Acquisition
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019 E

SaaS


$1,200,000.00
$1,000,000.00
$800,000.00
$600,000.00
$400,000.00
$200,000.00
$-
Acquisition
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019 E

Gross Sales by Quarter

Major consumer and healthcare trends are driving the growth of telemedicine and e-wellness

Healthcare Trends

- Costs of healthcare rising due to aging population and poor public policy
- On average, it takes over two hours each time a person seeks medical care*
- Physician shortages responsible for longer wait times and shorter appointments
- Global online pharmacy market expected to grow from $42B to $107B by 2025

Consumer Trends

- Convenience-focused: less willing to take off work to wait in a clinic
- More comfortable and trusting of technology and online services
- Desire for immediate, on-demand access to care without waiting for appointments or medicines
- 'Shopping' online for virtual care empowers consumers and creates downward pressure on prices

Sources: American Journal of Managed Care, August 2015, Opportunity Costs of Ambulatory Medical Care in the United States

We are uniquely positioned for growth in direct response wellness and telemedicine

- Proprietary OTC healthcare brands in large consumer markets
- Proven online, direct-response marketing ability
- Robust technology infrastructure
- Licensed to sell and dispense prescription drugs in 50 states
- State-licensed physician consults in 48 states
- 2 Rx product launches by Q1 2020

End-to-End telehealth customer acquisition model

7. – Follow Up

Rx refills, follow up consults, upsells, OTC product offerings

6. – Fulfillment

Same day shipping of Rx and incredible customer service

5. – Prescription

Doctor to deny, approve or prescribe Rx, based on review

4. - Consultation

Virtual visit with doctor, review of medical history, current medications


07
01
02
03
04
05
06

1. - Acquisition

Patient/customer views ad, visits our website, initiates OTC checkout or Rx screening

2. - Screening

Patient/customer completes detailed online medical screening

3. - Scheduling

If required, a virtual visit with a licensed physician is scheduled

Our Business Units

Over-The-Counter



$12m

run-rate and growing

Prescription



Q4 2019

launch

Strategic Investments


SaaS

$4m

run-rate and growing

Over-the-counter brands

SHAPIRO MD
HAIR GROWTH EXPERTS

- Developed by distinguished dermatologists Dr. Steven Shapiro, M.D., and Dr. Michael Borenstein, M.D. PhD
- 2 U.S. Patents; 15 years of product development and formulation work
- Includes naturally occurring DHT blocking system, FDA approved minoxidil, FDA cleared laser treatment cap*, prescription based 1mg finasteride
- 150,000+ customers since launch; approaching $12M revenue run-rate


SHAPIRO MD
HAIR GROWTH EXPERTS
SHAMPOO
Triple Action
Hair Therapy
Formula
Developed
by Dermatologists
SULFATE FREE
9.5 OZ/250 ml
LEAVE-IN
DAILY
FOAM
Triple Action
Hair Therapy
Formula
Minoxidil

*Clearance anticipated Q4 2019

iNR Wellness MD
Doctor Recommended Immune Support

- Triple-action beta glucan supplement containing high quality yeast, oat and mushroom glucan
- Contains proprietary blend of Y,1-3-1,6 Yeast Beta Glucan
- Attractive category; immune support is a large market with minimal OTC product innovation
- Brand launched in Q1 2019


iNR Wellness MD
Doctor Recommended Immune Support
ULTRA PURE · BETA GLUCAN
60
Capsules
puracere
+ vCx

Rx brands

rex md

- Male oriented telemedicine brand
- Initial product focus on erectile dysfunction; to be expanded to sores, skin & acne, and men's health
- Global market for erectile dysfunction drugs expected to reach USD $2.95 billion by 2023
- Synergistic with existing OTC customer base

Q4 2019 Launch

SOSRx

- Protection oriented telemedicine brand for individuals and families
- Products include prescription medications for nuclear attacks, bioterrorism, flu epidemics and other emergency scenarios
- Example: The Travel Pack, a 10-prescription pack for international travelers who wish to have access to emergency and potentially life-saving prescriptions
- Global multi-billion dollar market opportunity; unique offering with minimal online competition.

Q1 2020 Launch

Strategic Investments

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CVLB acquired a 51% stake in PDF Simpli in June 2018. As of August 9, 2019, PDFSimpli was ranked in the top 20,000 websites globally and has more than 2M registered users. PDFSimpli has had over 6 terabytes of documents converted or edited by customers from the legal, financial, real-estate and academic sectors. The business has over 20,000 active subscriptions as of December 2019.

Peer Comparison

Company	Ticker	Market (Products)	Valuation	Revenue[1]	Capital Raised
Ro (roman/rory)	Private	Men/Women TeleRx	$500 Million	~$50 M	$173 Million+
Hims	Private	Men's TeleRx	$1 Billion	~$100 M	$197 Million
Thirty Madison (Keeps)	Private	Men's Hair Loss	Est. ~$50-100 M	N/A	$22.8 Million
Lemonaid Health	Private	TeleRx/Counseling	$60 M ('18)	Est. $10 M	$14.8 Million
MAVEN	Private	Birth Control	N/A	Est. $3.5 M	$46.7 Million
NURX	Private	Birth Control	Est. $300 M ('19)	Est. $10 M	$93.3 Million
care/of	Private	Vitamins/ Supplements	$156 M ('18)	Est. $6 M	$42.2 Million
Conversion Labs	**OTC:CVLB**	**Telehealth (OTC +Rx)**	**$10.04 M**	**$26 M ('16-'19E)**	**$4 Million**

Sources: Owler.com; craft.co; techcrunch.com, all figures taken from most current literature; some are approximate

Financial Highlights

Share Structure (November 1, 2019)	
Shares outstanding	53,504,045
Convertible Notes	14,120,000
Warrants*	11,326,225
Options*	20,945,000
Fully Diluted	92,710,725
Cash From Full Exercise of Options/Warrants	$9,392,450.36

Stock Information	
Listing	OTCQB
Symbol	CVLB
52-Week Stock Range	$0.08-- $0.21
Average Daily Volume (30 Day)	60,961 shares

Corporate Highlights	
June 2019	Conversion Labs enters telemedicine market with strategic joint venture with GoGoMeds.com, a large online pharmacy, and Harborview Advisors
April 2019	Conversion Labs completes acquisition of Conversion Labs PR, bringing ownership to 100%
July 2018	Immudyne announces formal name change to Conversion Labs, begins trading under new ticker "CVLB"
June 2018	Immudyne PR acquires 51% of LegalSimpli Software, LLC, a SaaS company with deep expertise in SEM and SEO
April 2016	Immudyne forms Joint Venture and acquires 78% of Immudyne PR (now Conversion Labs PR); launches online direct-response marketing business

5 Year Chart


0.50
0.40
0.30
0.20
0.10
BloombergMarkets

Management, board and advisors

Board of Directors	
Justin Schreiber	Chairman
John R. Strawn, Jr.	Director
Anthony G. Bruzzese, M.D.	Director
Michael Borenstein, M.D.	Director
Joseph V. Ditrolio, M.D.	Director
Stefan Galluppi	Director
Bertrand Velge	Director
Happy Walters	Director

Substantial retail, healthcare, e-commerce, M&A, and capital markets experience, serial entrepreneurs and venture capitalists with a track record of creating value for shareholders

Management Team	
Justin Schreiber	President & CEO
Stefan Galluppi	Chief Operating & Technology Officer
Juan Manuel Piñeiro Dagnery	Chief Financial Officer
Sean Fitzpatrick	Chief Acquisition Officer
Nick Alvarez	Head of Acquisition

Entrepreneurs with significant experience in healthcare, online marketing and finance

Advisory Team	
Dr. Joseph V. Ditrolio, M.D.	Former Chairman, Urology, Saint Barnabas
Dr. Jack Gilbert	Group Leader, Microbial Ecology, Argonne
Dr. Liz Lipski	Professor of Nutrition
Dr. Steven Shapiro, M.D.	Founder, Gardens Dermatology
Dr. Michael Borenstein, M.D., PhD	Board-Certified Dermatologist
Dr. Liliana Ramirez	Dermatologist

Opinion leading physicians and scientists in urology, dermatology, microbiology, and nutrition

CONVERSIONLABS

Justin Schreiber
President & CEO
justin@conversionlabs.com

Juan Manuel Piñeiro Dagnery
CFO
juan@conversionlabs.com

NY: 800 Third Avenue, Suite 2800, New York, NY 10022

CA: 5882 Bolsa Ave., Suite 230, Huntington Beach, CA 92648

PR: 53 Calle Las Palmeras, Suite 802, San Juan, PR 00901

CVLB
conversionlabs.com